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                                                                   EXHIBIT 10.10


                          REGISTRATION RIGHTS AGREEMENT

        This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), which shall be effective as of June 30, 1998, is by and between DuraSwitch Industries, Inc., a Nevada Corporation (the "Company") and Blackwater Capital Group, L.L.C., a Delaware limited liability company ("Holder").

                                 R E C I T A L S

A. The Company and Holder are parties to a Stock and Warrant Purchase Agreement (the "Stock Purchase Agreement") and a Warrant No. W98-001( the "Warrant Agreement"), each of which are dated of even date herewith.

B. Pursuant to the Warrant Agreement, Holder is acquiring the right to purchase 535,830 shares of the Company's Common Stock (the "Shares").

C. The Shares initially will not be registered under the Securities Act of 1933, as amended, or under the securities laws of any state, in reliance upon exemptions from registration thereunder.

                                A G R E E M E N T

        In consideration of the mutual covenants and obligations set forth in this Agreement, the Company and Holder, hereby agree as follows:

1. Definitions. As used in this Agreement, the terms listed in this Section have the meanings set forth below:

        (a) "Affiliate" of any Person means any other Person who either directly or indirectly is in control of, is controlled by or is under common control with such Person; provided that for purposes of this definition an investment entity shall be deemed to be controlled by its investment manager, investment advisor or general partner.

        (b) "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in the City of Phoenix are authorized by law, regulation or executive order to close.

        (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are effect from time to time.

        (d) "Holder" means Holder and its successors, assigns and transferees (subject to Section 10 of this Agreement). For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder of it (subject to Section 10).


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        (e)    "Person" means an individual, partnership, corporation, limited liability company, joint venture, trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

        (f) "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference in such prospectus.

        (g) "Registrable Securities" means (i) all shares of the Company's Common Stock issued or issuable to Holder pursuant to the Stock Purchase Agreement as further described in Recital Section B; and
               (ii) any other securities issued as a result of or in connection with any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the shares of Common Stock referred in to (i) above.

        (h)    "Registration Expenses" shall have the meaning set forth in
               Section 5.

        (i) "Registration Statement" means any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement including post effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        (j) "Registration Termination Date" means the date that is five years following the date hereof.

        (k) "SEC" means the U.S. Securities and Exchange Commission, or any other U.S. federal agency at the time administering the Securities Act.

        (l) "Securities Act" means the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

        (m) "Underwritten Offering" means an offering that is registered under the Securities Act in which securities of the Company are sold pursuant to a firm commitment underwriting, to an underwriter at a fixed price for reoffering to the public or pursuant to agency or best efforts arrangements with an underwriter.

2. Securities Subject to this Agreement. The Registrable Securities are entitled to the benefits of this Agreement.


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3.      Registration.

        (a) Piggyback Registration. If the Company at any time proposes to file a registration statement with respect to any class of equity securities, whether for its own account (other than a registration statement on Form S-4 or S-8, or any successor or substantially similar form or a registration statement covering
               (i) an employee stock option, stock purchase or compensation plan or securities issued or issuable pursuant to any such plan or (ii) a dividend reinvestment plan) or for the account of a holder of securities of the Company pursuant to registration rights granted by the Company (a "Requesting Securityholder"), then the Company shall in each case give written notice of such proposed filing to Holder at least 20 Business Days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to Holder the opportunity to have any or all of the Registrable Securities held by Holder included in such registration statement. If Holder desires to have the Registrable Securities registered under this Section 3, Holder must so advise the Company in writing within 10 Business Days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall include in such Registration Statement all the Registrable Securities so requested to be included therein; provided, however, that if such Registration Statement is for an Underwritten Offering, Holder shall join in the underwriting on the same terms and conditions as the Company or the Requesting Securityholders and shall execute any underwriting agreement, "lock-up" letters or other customary agreements or documents executed by the Company or the Requesting Securityholders in connection therewith, except Holder shall not be required to give any representations and warranties relating to the Company. Company shall pay all Registration Expenses with respect to any registration pursuant to this Section 3(a).

        (b) Demand Registration. (i) Upon the written request of Holder, and provided that there is then no Registration Statement in effect with respect to the Registrable Securities, the Company will effect, in accordance with the terms of this Agreement, the registration under the Securities Act of the Registrable Securities held by Holder which the Company has been so requested to register by Holder, subject to Section 3(c); provided that the number of securities requested to be so registered shall be not less than 50% of the Registrable Securities held by Holder. Holder cannot request such registration earlier than one year after the date of this Agreement. In addition, Holder cannot request such registration during the 90-day period following the completion of any Underwritten Offering. The Company shall not be obligated to effect more than two demand registrations pursuant to this
               Section 3(b), provided that the Company shall not be required to effect more than one registration on a form other than S-3 (or any successor to such form). Holder shall pay all Registration Expenses with respect to any registration pursuant to this
               Section 3(b).


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        (c)    No Obligation. Neither the giving of notice by the Company nor any request by Holder to register Registrable Securities pursuant to Section 3(a) shall in any way obligate the Company to file any such Registration Statement. The Company may, at any time prior to the effective date thereof, determine not to offer the securities to which Registration Statement relates and/or withdraw the Registration Statement from the SEC, without liability of the Company to the Holders.

4.      Registration Procedures and Other Agreements.

        (a) General. In connection with the Company's registration obligations pursuant to Section 3, the Company will:

               (i) prepare and file with the SEC a new Registration Statement or such amendments and post-effective amendments to an existing Offering Registration Statement as may be necessary to keep such Registration Statement effective; provided, however, that no Registration Statement shall be required to remain in effect after all Registrable Securities covered by such Registration Statement have been sold and distributed as contemplated by such Registration Statement;

               (ii) furnish to each selling Holder, without charge, at least one manually signed or "Edgarized" copy and as many conformed copies as may reasonable be requested, of the then effective Registration Statement and any post-effective amendment thereto, and one copy of all financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto (including those incorporated by reference);

               (iii) deliver to each selling Holder, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Holder may reasonably request; and

               (iv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

        (b) Each selling Holder must furnish to the Company, upon request, in writing such information and documents as, in the opinion of counsel to the Company may be reasonably required to prepare properly and file such Registration Statement in accordance with the applicable provisions of the Securities Act.

5. Registration Expenses. "Registration Expenses" include without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of one counsel in connection with blue sky qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities, printing expenses (including expenses of printing Prospectuses), messenger and delivery


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        expenses, internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance), securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder and the fees and expenses of any other Person retained by the Company.

6.      Suspension of Sales under Certain Circumstances.

        (a) Upon receipt of any notice from the Company that dispositions under the then current Prospectus must be discontinued and suspended, each Holder will forthwith discontinue and suspend disposition of Registrable Securities pursuant to such Prospectus until (i) the Holders are advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act, or (ii) the Holders receive copies of a supplemented or amended Prospectus contemplated by Section 4(a) hereof, or (iii) the Holders are advised in writing by the Company that the use of the Prospectus may be resumed.

        (b) If at any time following the date hereof any of the Company's shares of Common Stock are to be sold pursuant to an Underwritten Offering, then for the period commencing 45 days prior to, and expiring 180 days after, the effective date of such Underwritten Offering, none of the Holders will effect any public sale or distribution of any Registrable Securities or any other shares of Common Stock of the Company then owned by such Holders, other than pursuant to such Underwritten Offering (if any Registrable Securities are included in such Underwritten Offering).

7.  Indemnification.

        (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities, any their respective officers and directors, if any, and each Person who controls such Holder within the meaning of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, any Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by any Holder or any underwriter expressly for use therein; provided that the Company will not be liable pursuant to this Section 7(a) if such losses, claims, damages, liabilities or expenses have been caused by the failure


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               of any selling Holder to deliver a copy of the Registration
               Statement or Prospectus, or any amendments or supplements thereto, after the Company has furnished such copies to such Holder.

        (b) Indemnification by the Holders of Registrable Securities. In connection with any Registration Statement covering Registrable Securities of any Holder, such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its officers, directors, shareholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act), against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in, or any omission of a material fact required to be stated in, the Registration Statement or in any preliminary or final Prospectus, or any amendment or supplement thereto, or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion therein. If the offering to which the Registration Statement relates is an Underwritten Offering, each Holder agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person who controls such underwriters within the meaning of the Securities Act to the same extent as hereinabove provided with respect to indemnification by such Holder of the Company.

        (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in, but not control, the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person, unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably, satisfactory to the indemnified party in a timely manner, or (B) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing, that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of any such claim as to which such conflict of interest may exist). The indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to the entry of any judgment or enter


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               into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, as well as one local counsel in each relevant jurisdiction.

        (d) Contribution. If for any reason the indemnification provided for in Section 7(a) or 7(b) hereof is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Sections 7(a) and 7(b) hereof, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11
               (f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

8. Current Public Information. The Company agrees that it will file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it ceases to be required to file such reports, it will, upon the request of Holders owning not less than 51% of the Registrable Securities [excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act], make publicly available other information), and it will take such further action as may reasonably be required, in each case to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the applicable exemptions provided by (x) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (y) any similar regulation hereinafter adopted by the SEC.

9. No Inconsistent Agreements. The Company has not previously entered into and shall not in the future enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement.

10. Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of (a) the Company and (b) the Holders owning not less than 51% of the Registrable Securities (excluding any Registrable Securities that have previously been sold pursuant to a Registration Statement hereunder or Rule 144 under the Securities Act).


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11.     Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, confirmed facsimile with copy by first-class mail, or air-courier guaranteeing overnight delivery:

        (a) If to a Holder of Registrable Securities, at the most current address for such Holder, as it appears on the books of the Company; and

        (b) If to the Company: DuraSwitch Industries, 333 South Nina Drive, Mesa, Arizona 85210, Attention: President; fax (602) 844-1199, or at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section 11.

        All such notices and other communications shall be deemed to have been delivered and received (i) in the case of personal delivery or facsimile, on the date of such delivery, (ii) in the case of overnight courier, on the Business Day after the date when sent, and (iii) in the case of mailing, on the fifth Business Day following such mailing.

12. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, transferees and assigns of the parties hereto; provided, however, that (a) no transferee in any transfer made in reliance on Rule 144 under the Securities Act shall have any rights as a Holder under this Agreement; and (b) no Person to whom the Registrable Securities are transferred shall have any rights under this Agreement as a Holder unless such Person agrees to be bound by the terms and conditions of this Agreement.

13. Headings. The headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.

14. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Arizona without reference to principles of conflict of laws. The parties to this Agreement hereby consent to the jurisdiction in personam of the Superior Court of the State of Arizona, in and for the County of Maricopa or of the United States District Court for the District of Arizona, in any legal proceeding to enforce any obligations under this Agreement, and agree that venue in Maricopa County is not inconvenient.

15. Construction. The Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. All terms used in one number or gender shall be construed to include any other number or gender as the context may require. Whenever the words "include," "includes," or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

16. Entire Agreement. This Agreement, together with any other documents and certificates delivered hereunder, the Stock Purchase Agreement and the Warrant Agreement, state the entire agreement of the Company and Holder with respect to the subject matter hereof,


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        merge all prior negotiations, agreements and understandings, if any, and state in full all representations, warranties and agreements which have induced this Agreement.

        The Company and Holder have duly executed and delivered this agreement as of the date first written above.

COMPANY:                                  HOLDER:

DuraSwitch Industries, Inc.               Blackwater Capital Group, L.L.C.
333 S. Nina Drive                         1800 Glenview Road
Mesa, Arizona 85210                       Glenview, Illinois 60025
Fax: 602-844-1199                         Fax: 847-729-2296



/s/ R. Terren Dunlap                      /s/ Steven R. Green
-----------------------------             ------------------------------
R. Terren Dunlap, President               Steven R. Green, Managing Member


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